UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2009
Date of Report (Date of earliest event reported)

Artepharm Global Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-153354 (Commission File Number)	98-0460379 (IRS Employer Identification No.)

Suite #222, 6820 188th Street Surrey, British Columbia, Canada (Address of principal executive offices)	V4N 3G6 (Zip Code)

(604) 575-3552
Registrant's telephone number, including area code

Former Name: Blackrock Resources Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective under Nevada corporate law as of November 13, 2009, the Company filed a Certificate of Amendment to its Articles of incorporation to change its name to "Artepharm Global Corp." and to increase its authorized share capital from 75,000,000 shares (with a par value of $0.001 per share) to 500,000,000 shares (with the par value unchanged at $0.001 per share).

In connection with this name change to Artepharm Global Corp., the Company was assigned the following new CUSIP number and trading symbol on January 14, 2010:

New CUSIP Number: 04302G101
New Trading Symbol: ARGC

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
3.1	Certificate of Amendment as filed with the Nevada Secretary of State, effective as of November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: March 3, 2010	ARTEPHARM GLOBAL CORP. "Harpreet S. Sangha" Harpreet S. Sangha Chief Executive Officer, Secretary and director

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